EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Novelos Therapeutics, Inc., (the “Company”) for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Harry S. Palmin, President and Chief Executive Officer of the Company, and Joanne M. Protano, Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Harry S. Palmin
Harry S. Palmin
President, Chief Executive Officer (Principal Executive Officer)

Date: November 12, 2008

/s/ Joanne M. Protano
Joanne M. Protano
Chief Financial Officer (Principal Financial and Accounting Officer)

Date: November 12, 2008